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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-83750


                               INCOME MANAGER(SM)

                   SUPPLEMENT TO THE ACCUMULATOR PROSPECTUS
                            DATED OCTOBER 17, 1996


         COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES

                                  Issued By:
           The Equitable Life Assurance Society of the United States

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The information in the Accumulator prospectus in "PART 5: PROVISIONS OF THE
CERTIFICATES AND SERVICES WE PROVIDE" is amended as follows:

Under the heading "DEATH BENEFIT," the second sentence in the fourth paragraph is deleted. The requirement that you must be both the Owner and Annuitant under the Certificate to elect the Combined GMDB/GMIB Benefit does not apply.

Under the heading "GMIB," the first bullet point sentence in the sixth paragraph is deleted. In the second and third bullet points, all references to "age" are revised to mean the age of the Annuitant as follows:

          o The Assured Payment Plan is purchased within 30 days following the 7th or later Contract Date anniversary under your Accumulator Certificate; provided it is not purchased earlier than the Annuitant's age 60, nor later than the Annuitant's age 83.

          o The period certain you select is as indicated below, based on the Annuitant's issue age for the Assured Payment Plan Certificate and the type of payments selected:

                  Under the heading "Level Payments" in the table forming part of such sixth paragraph, for issue ages 81 through 83 the Period Certain will be: 90 less the Annuitant's issue age.

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SUPPLEMENT DATED FEBRUARY 10, 1997